CURRENT REPORT FOR ISSUERS SUBJECT TO THE
1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

May 13, 2020
Date of Report
(Date of Earliest Event Reported)

DYNARESOURCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30371	94-1589426
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 W Las Colinas Blvd., Suite 1910 North Tower, Irving, Texas 75039
(Address of principal executive offices (zip code))

(972) 868-9066
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02 Unregistered Sales of Equity Securities.

On May 14, 2020, DynaResource, Inc. (the “Company”) closed a financing agreement with Golden Post Rail, LLC, a Texas limited liability company and certain individual investors. A summary of the transaction is set forth below:

1.
Pursuant to the May 14, 2020 Note Purchase Agreement (the “NPA”) among the Company, Golden Post Rail, LLC (the “Lead Purchaser”), and the other parties listed on Exhibit A thereto (the “Remaining Purchasers”):

o
Golden Post acquired the following securities:

a)
A convertible promissory note (the “Golden Post Note”) payable to Golden Post in the principal amount of $2,500,000, bearing interest at 10%, and maturing two years from the date of execution. One half of the principal amount of Golden Post Note, or $1,250,000, has been fully funded in accordance with an agreed-upon draw summary and budget. The balance of the principal amount will also be funded in accordance with agreed-upon draw summaries and the budget. The Golden Post Note is convertible, at the option of Golden Post, into shares of Series D Senior Convertible Preferred Stock (the “Series D Preferred”) at a conversion price of $2.00 per share; and

b)
A common stock purchase warrant (the “2020 Warrant”) for the purchase of 783,976 shares of the Company’s common stock, at an exercise price of $0.01 per share, and maturing on the 10-year anniversary of the date of issuance. The 2020 Warrant contains anti-dilution provisions; and

o
The Remaining Purchasers acquired the following securities:

a)
Convertible promissory notes (the “Remaining Notes”) in the aggregate principal amount of $1,400,000, bearing interest at 10%, and maturing two years from the date of issuance. The Remaining Notes have been fully funded. The Remaining Notes are convertible, at the option of each individual Remaining Purchaser, into shares of Series D Preferred at a conversion price of $2.00 per share; and

b)
Common stock purchase warrants (the “Remaining Purchasers Warrants”) for the purchase of an aggregate of 439,026 shares of the Company’s common stock, at an exercise price of $0.01 per share, and maturing on the 10-year anniversary of the date of issuance. The Remaining Purchasers Warrants contain anti-dilution provisions.

2.
Also pursuant to the NPA, the Company and the Lead Purchaser have agreed to amend the common stock purchase warrant dated June 30, 2015 (the “2015 Warrant”), issued to the Lead Purchaser in connection with that certain Securities Purchase Agreement dated as of May 6, 2015. The 2015 Warrant contemplates the purchase, upon exercise, of 2,166,527 shares (subject to adjustment) of the Company’s common stock and matures June 30, 2020 (the “Termination Date”). The amendment to the 2015 Warrant provides that, following the expiration of the 2015 Warrant pursuant to its terms, the Company will issue to the Lead Purchaser a new warrant (the “New Warrant”), substantially in the same form of the 2015 Warrant, for the number of shares of the Company’s common stock that went unexercised on the Termination Date, if any. The New Warrant would have a maturity date of June 30, 2022.

As part of the transaction contemplated by the NPA, the Company executed an Amended and Restated Registration Rights Agreement pursuant to which Golden Post may require the Company to register the shares of common stock which may be issued upon (i) the conversion of the Series C Senior Convertible Preferred Stock (“Series C Preferred”), (ii) the conversion of the Series D Preferred, and (iii) the shares of common stock issuable upon the exercise of the 2015 Warrant, the 2020 Warrant, and a compensatory warrant issued to the Lead Purchaser on May 13, 2020 (described below under the heading “Compensatory Issuances”), including any additional shares of common stock issuable pursuant to anti-dilution provisions of such securities.

Pursuant to the transaction contemplated by the NPA, the Company has agreed to call a special meeting of Company stockholders, to be held not later than July 14, 2020, to solicit stockholder approval of (a) an amendment of the Company’s certificate of incorporation to increase the number of authorized shares of common stock from 25,000,000 shares to 40,000,000 shares, and (b) an amendment of the Certificate of Designations of the Series C Preferred, in order to (a) extend the maturity date of the Series C Preferred by an additional two (2) years, (ii) add an equity cap in respect of the conversion of Series C Preferred into common stock of the Company, and (iii) add certain restrictions on the ability of the Company to issue Series C Preferred.

Compensatory Issuances. On May 13, 2020, one business day prior to the NPA, the Company issued to the Lead Purchaser the following: (i) a common stock purchase warrant for 2,306 shares, at an exercise price of $0.01 per share, and maturing on the 7-year anniversary of the date of issuance (the “Compensatory Warrant”); and (ii) 1,771 shares of Series C Preferred. These issuances were occasioned by the Company’s obligations under the Securities Purchase Agreement dated as of May 6, 2015.

In order to accommodate the issuance of the additional 1,771 shares of Series C Preferred, on May 13, 2020 the Company filed with the Secretary of State of Delaware a Certificate of Increase of Series C Senior Convertible Preferred Stock, to increase the number of shares of preferred stock designated as Series C Preferred from 1,733,221 shares to 1,734,992 shares (“Certificate of Increase”).

Also on May 13, 2020, the Company filed with the Secretary of State of Delaware a Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of Series D Senior Convertible Preferred Stock, contemplating the authorization of 3,000,000 shares of Series D Preferred (“Certificate of Designation”).

The sale of the Golden Post Note, the Remaining Notes, the 2020 Warrant, the Remaining Purchasers Warrants, the Compensatory Warrant, and the Series C Preferred was made pursuant to a privately negotiated transaction that did not involve a public offering of securities and, accordingly, the Company believes that the transaction was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof. Each investor represented that it (A) is an “accredited investor” and (B) has such knowledge and experience in financial and business matters that the investor is capable of evaluating the merits and risks of acquiring the securities acquired by such investor. All of the foregoing securities are deemed restricted securities for purposes of the Securities Act.

❖
The NPA is attached as Exhibit 10.1 and incorporated herein by reference.

❖
The Certificate of Increase is attached as Exhibit 3.1 and incorporated herein by reference.

❖
The terms of the Series D Preferred are contained in the Certificate of Designation attached as Exhibit 3.2 and incorporated herein by reference.

❖
The Golden Post Note is attached as Exhibit 4.1 and incorporated herein by reference.

❖
The form of Remaining Notes is attached as Exhibit 4.2 and incorporated herein by reference.

❖
The 2020 Warrant is attached as Exhibit 4.3 and incorporated herein by reference.

❖
The form of Remaining Purchasers Warrants is attached as Exhibit 4.4 and incorporated herein by reference.

❖
The Amendment to the 2015 Warrant is attached as Exhibit 4.5 and incorporated herein by reference.

❖
The Compensatory Warrant is attached as Exhibit 4.6 and incorporated herein by reference

❖
The Amended and Restated Registration Rights Agreement is attached as Exhibit 4.7 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2020, the Company filed the Certificate of Increase with the Secretary of State of Delaware, to effect an increase in the number of shares of preferred stock designated as Series C Preferred from 1,733,221 shares to 1,734,992 shares.

The Certificate of Increase is attached as Exhibit 3.1 and incorporated herein by reference.

On May 13, 2020, the Company also filed the Certificate of Designation to reflect the designation of the Series D Preferred.

The Certificate of Designation is attached as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.                        Financial Statements and Exhibits.

(d)
Exhibits.

3.1	Certificate of Increase of Series C Senior Convertible Preferred Stock, filed May 13, 2020
3.2
Certificate of Designations of the Powers, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions thereof of Series D Senior Convertible Preferred Stock, filed May 13, 2020

4.1	May 14, 2020 convertible promissory note payable to Golden Post Rail, LLC
4.2	May 14, 2020 form of convertible promissory note issued to the other parties listed on Exhibit A to the May 14, 2020 Note Purchase Agreement
4.3	May 14, 2020 common stock purchase warrant issued to Golden Post Rail LLC
4.4	May 14, 2020 form of common stock purchase warrant issued to the other parties listed on Exhibit A to the May 14, 2020 Note Purchase Agreement
4.5	Amendment to the June 30, 2015 Warrant issued to Golden Post Rail, LLC
4.6	May 13, 2020 common stock purchase warrant issued to Golden Post Rail LLC
4.7	May 14, 2020 Amended and Restated Registration Right Agreement between DynaResource, Inc. and Golden Post Rail, LLC
10.1	May 14, 2020 Note Purchase Agreement among DynaResource, Inc., Golden Post Rail, LLC, and the other parties listed on Exhibit A
_______________
* Filed herewith

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2020	DYNARESOURCE, INC.
(Registrant)

By: /s/ K.W. Diepholz
Name: K.W. Diepholz
Title: Chairman and CEO